[LOGO] Merrill Lynch  Investment Managers

Annual Report

May 31, 2001

Corporate
High Yield
Fund, Inc.

www.mlim.ml.com

                        CORPORATE HIGH YIELD FUND, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Vincent T. Lathbury III, Senior Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Joseph T. Monagle Jr., Senior Vice President of Corporate High Yield Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Monagle well in his retirement.

Custodian

The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

COY

                                   Corporate High Yield Fund, Inc., May 31, 2001

DEAR SHAREHOLDER

High-Yield Market Overview

The high-yield market faced a difficult and volatile period during the 12 months ended May 31, 2001. Buffeted by deteriorating fundamentals and unfavorable technicals, the high-yield market reached a trough in December 2000 and has gradually, though unevenly, recovered since that time. The trend in the yield spread between the unmanaged benchmark Credit Suisse First Boston (CSFB) High Yield Index and US Treasury bonds of similar maturity reflects this pattern. At May 31, 2000, the spread was 714 basis points (7.14%). The spread had widened to 949 basis points at December 31, 2000 and has since contracted again to 787 basis points at May 31, 2001. The average spread masks wide divergence within the high-yield market, reflecting the continuing bifurcation of the market.

There is considerable price support for companies and sectors that are in favor. These generally include those with better credit quality regardless of industry and those in industries perceived as stable, such as health care or gaming. Spreads in such sectors range near 500 basis points more than Treasury bonds of similar maturity, and BB-rated bond spreads at May 31, 2001 were below 400 basis points. Sectors viewed as risky include long distance and competitive local exchange companies as well as cyclical industries such as automotive or steel. Average spreads in these sectors range from nearly 1,000 basis points for automotive to well over 1,400 basis points for fixed communications.

We believe that for the near term, the high-yield market will continue to be volatile and subject to both changing views on the country's economic outlook and the variations of earnings releases. Our market view incorporates a certain amount of skepticism about a quick rebound in economic activity as well as the speed of high-yield recovery. Over the longer term, we continue to believe that the high-yield market offers good value based on current spread levels relative to US Treasury bonds of 787 basis points at May 31, 2001 compared to a 10-year average spread of close to 525 basis points. With the market as a whole generating a current yield near 12% and a yield to the worst call of 12.84%, we believe that long-term investors are being compensated to remain in the market.

Fund Performance

For the year and six months ended May 31, 2001, the Fund's total investment return was +1.81% and +9.56%, respectively. This is based on a change in the per share net asset value from $10.35 to $9.22 for the year and from $8.99 to $9.22 for the six-month period, and assuming reinvestment of $1.28 and $0.619, respectively, per share income dividends. During this period the Fund's net annualized current yield was 13.79%.

The Fund outperformed the benchmark CSFB High Yield Index for the six-month period and lagged for the year ended May 31, 2001. The Index returned +8.06% for the six-month period and +3.53% for the year. The uneven Fund performance reflects the extremely difficult environment faced by the high-yield market during the year 2000 and the rebound early in 2001. Poor investment choices, magnified by leverage, hurt results early in the Fund's fiscal year. However, these results reversed dramatically as the Fund's risk profile and leverage drove improved returns in early 2001. The Fund was underweighted relative to the Index in fixed communications, which have performed poorly. We also benefited from our overweight in health care. Our overweighted position in mobile communications hurt performance as did holdings in European cable operator United International Holdings and other communications names, particularly in the recent quarter, as fear of investing in fixed communications bonds spread to wireless communications and other situations with large upcoming capital needs.

Leverage Strategy

The Fund was on average about 25.5% leveraged during the six-month period ended May 31, 2001. Thus, the Fund borrowed the equivalent of 25.5% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On May 31, 2001, the Fund was 25.2% leveraged, having borrowed $75.8 million at a borrowing cost of 4.45%. While leverage hurts total return in a weak market, the converse is also true. We believe that market timing is generally not successful. This strategy adds to incremental yield, but increases volatility both in weak and in strong markets. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

Since the direction of the US economy is still unclear, we approach our incremental investments with a certain amount of caution. However, the wide divergence in yield spread between credit quality categories and industry sectors presents both risks and opportunities in the high-yield market. We believe that many better-rated bonds and many bonds in more stable industries are fully valued and do not justify the premium paid for their incremental safety. As such, these bonds offer little potential for appreciation. Thus, we are venturing into bonds with more complex credit stories and are picking through depressed cyclical credits to find bonds with value. To this end, we invested in Tricon Global Restaurants, Inc., owner of Pizza Hut, Inc., KFC Corporation and Taco Bell Corp., and in Avista Corporation, a Pacific Northwest utility. Both carry ratings indicative of better credit quality, but both had operating issues that resulted in bonds offered at attractive valuations. We also bought bonds of Pliant Corporation, a manufacturer of packaging products, and a small position in Eagle-Picher Industries, primarily an auto parts manufacturer. These bonds are rated in the low single-B range, indicating greater credit risk, and both trade at substantial discounts to par value. We believe that both companies can weather the current economic weakness and that both have asset value that will support our purchase.

In recent months, we also acted to pare down certain positions. In part, we reduced positions where we see greater potential for loss than gain, including Orion Network Systems, Inc., a satellite affiliate of Loral Space & Communications. We also trimmed our positions in Extendicare Health Services, Magellan Health Services and Millicom International Cellular SA. While we continue to like these names, our sales brought the holdings into better balance with other positions in the portfolio. We also swapped from Telewest Communications PLC 11% bonds callable at par to equivalent Telewest Finance 6% convertible bonds, taking out dollars, picking up yield and gaining potential upside in a name with favorable fundamentals.

We continue to believe asset values and operating prospects support overweights in health care and transportation. We continue to evaluate our overweighted position in wireless telecom given the slowing growth and ongoing funding needs of many companies. We are underweighted in fixed telecommunications, seeing significant financial and operating risk in the sector because of excessive capacity additions. Emerging markets represent near market weighting, where despite greater price volatility, we believe our holdings generally are in higher quality credits or companies with strong ownership.

In Conclusion

We thank you for your investment in Corporate High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

July 10, 2001


                                     2 & 3

                                   Corporate High Yield Fund, Inc., May 31, 2001

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                       S&P        Moody's      Face
INDUSTRIES           Ratings      Ratings     Amount                      Corporate Bonds                                 Value
===================================================================================================================================
Aerospace &                                              L-3 Communications Corp.:
Defense--2.2%          B+         B1        $1,850,000      10.375% due 5/01/2007                                      $  1,965,625
                       B+         B1         3,000,000      8.50% due 5/15/2008                                           3,067,500
                                                                                                                       ------------
                                                                                                                          5,033,125
===================================================================================================================================
Automobiles--0.5%      BBB-       Ba1        1,100,000   Navistar International, 9.375% due 6/01/2006 (f)                 1,116,500
===================================================================================================================================
Broadcasting/Radio     CCC+       B3           375,000   Cumulus Media, Inc., 10.375% due 7/01/2008                         375,000
& Television--3.9%     B-         B3         3,650,000   Emmis Escrow Corp., 12.50%** due 3/15/2011 (f)                   2,098,750
                                                         Globo Comunicacoes e Participacoes, Ltd. (f):
                       BB-        B1         2,250,000      10.50% due 12/20/2006                                         1,935,000
                       BB-        B1         1,350,000      10.625% due 12/05/2008                                        1,113,750
                       B-         B3         4,150,000   LIN Holdings Corp., 12.941%** due 3/01/2008                      3,278,500
                                                                                                                       ------------
                                                                                                                          8,801,000
===================================================================================================================================
Building               B+         B2         4,650,000   Building Materials Corporation, 8% due 12/01/2008                2,418,000
Materials--1.6%        BB         Ba2        1,400,000   USI American Holdings Inc., 7.25% due 12/01/2006                 1,113,000
                                                                                                                       ------------
                                                                                                                          3,531,000
===================================================================================================================================
Cable--6.5%                                              Adelphia Communications Corporation:
                       B+         B2         2,000,000      9.25% due 10/01/2002                                          2,015,000
                       B+         B2         1,750,000      10.875% due 10/01/2010                                        1,846,250
                                                         CSC Holdings Inc.:
                       BB-        Ba3        1,000,000      9.25% due 11/01/2005                                          1,035,000
                       BB-        Ba3        3,000,000      9.875% due 5/15/2006                                          3,127,500
                       B+         B2         3,250,000   Charter Communications Holdings, 8.625% due 4/01/2009            3,103,750
                       B-         B3         2,575,000   Insight Communications, 12.25%** due 2/15/2011 (f)               1,487,063
                       B+         B1         1,750,000   Insight Midwest, 10.50% due 11/01/2010 (f)                       1,903,125
                                                                                                                       ------------
                                                                                                                         14,517,688
===================================================================================================================================
Cable--                                                  Australis Media Ltd. (b)(c):
International--8.1%    NR*        NR*          118,416      15.75% due 5/15/2003                                                  0
                       D          NR*        6,922,000      15.75% due 5/15/2003 (a)                                              1
                       B          B2         4,000,000   Cablevision SA, 13.75% due 5/01/2009                             2,880,000
                       B-         B3         2,350,000   Callahan Nordrhein-Westfalen, 14% due 7/15/2010 (f)              2,350,000
                       B          B2         1,500,000   Diamond Cable Communications PLC, 13.25% due 9/30/2004           1,365,000
                       B-         B3         2,350,000   Ekabel Hessen, 14.50% due 9/01/2010                              2,329,437
                       B          B2         3,500,000   International Cabletel, Inc., 11.50% due 2/01/2006               2,887,500
                       D          NR*        3,000,000   Supercanal Holdings SA, 11.50% due 5/15/2005 (b)(f)                300,000
                       B          B2           350,000   Telewest Communications PLC, 11.25% due 11/01/2008                 350,000
                       NR*        NR*        2,250,000   Telewest Finance, 6% due 7/07/2005 (Convertible)                 1,755,000
                       B-         Caa1       5,925,000   United Pan-Europe Communications, 13.511%** due 2/01/2010        1,510,875
                       B-         B3         5,925,000   UnitedGlobalCom Inc., 18.848%** due 2/15/2008                    2,547,750
                                                                                                                       ------------
                                                                                                                         18,275,563
===================================================================================================================================
Chemicals--7.8%        BBB-       Baa3       3,500,000   Equistar Chemicals LP, 8.50% due 2/15/2004                       3,515,960
                       B+         Ba2        3,050,000   Hercules Inc., 11.125% due 11/15/2007 (f)                        3,080,500
                                                         Huntsman Corporation (f):
                       B-         Caa1         350,000      9.50% due 7/01/2007                                             234,500
                       B-         Caa1       2,225,000      9.50% due 7/01/2007                                           1,490,750
                       B          B3           975,000   Huntsman ICI Holdings, 12.355%** due 12/31/2009                    302,250
                                                         ISP Holdings Inc.:
                       BB-        Ba3          700,000      9.75% due 2/15/2002                                             698,250
                       BB-        Ba3        1,850,000      9% due 10/15/2003                                             1,757,500
                       BB         Ba3        2,000,000   Lyondell Chemical Company, 9.625% due 5/01/2007                  2,080,000
                       B+         B1         2,750,000   Octel Developments PLC, 10% due 5/01/2006                        2,805,000
                       CC         B3         2,000,000   Sterling Chemicals Inc., 12.375% due 7/15/2006                   1,545,000
                                                                                                                       ------------
                                                                                                                         17,509,710
===================================================================================================================================
Communications--       CCC+       Ca         3,025,000   Orion Network Systems, Inc., 15.25%** due 1/15/2007              1,028,500
1.2%                   B-         B3         2,500,000   Satelites Mexicanos SA, 10.125% due 11/01/2004                   1,600,000
                                                                                                                       ------------
                                                                                                                          2,628,500
===================================================================================================================================
Computer Services/     BB-        Ba3        2,250,000   Amkor Technology Inc., 9.25% due 5/01/2006                       2,160,000
Electronics--2.3%      CCC-       Caa3       4,500,000   MCMS Inc., 9.75% due 3/01/2008                                     855,000
                       B          B2         2,597,000   SCG Holdings Corporation, 12% due 8/01/2009                      2,064,615
                       CCC        Caa2       1,000,000   Zilog Inc., 9.50% due 3/01/2005                                    157,500
                                                                                                                       ------------
                                                                                                                          5,237,115
===================================================================================================================================
Conglomerates--0.6%    B-         Caa1       2,000,000   Eagle-Picher Industries, 9.375% due 3/01/2008                    1,350,000
===================================================================================================================================
Consumer Products--    B-         B2         1,864,000   Chattem, Inc., 8.875% due 4/01/2008                              1,649,640
3.2%                   CCC+       Ca         1,500,000   Corning Consumer Products, 9.625% due 5/01/2008                    240,000
                       B          B2           950,000   Playtex Products Inc., 9.375% due 6/01/2011 (f)                    972,563
                       BB-        Ba3        1,050,000   Steinway Musical Instruments, 8.75% due 4/15/2011 (f)            1,055,250
                       CCC+       Caa1       1,675,000   Syratech Corp., 11% due 4/15/2007                                1,046,875
                       BB         Ba2        2,450,000   US Industries Inc., 7.125% due 10/15/2003                        2,265,581
                                                                                                                       ------------
                                                                                                                          7,229,909
===================================================================================================================================
Diversified--1.2%      CCC+       Caa2       3,750,000   Foamex LP, 13.50% due 8/15/2005                                  2,606,250
===================================================================================================================================
Energy--5.3%           B          B2         1,225,000   Dresser Inc., 9.375% due 4/15/2011 (f)                           1,295,438
                       BB-        B1           425,000   El Paso Energy Partners, 8.50% due 6/01/2011                       431,375
                       CCC        B3         3,500,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                        3,150,000
                       BB         Ba3        2,750,000   Port Arthur Finance Corporation, 12.50% due 1/15/2009            2,763,750
                       BB-        B1         2,750,000   Tesoro Petroleum Corp., 9% due 7/01/2008                         2,846,250
                       B-         B3         2,000,000   United Refining Co., 10.75% due 6/15/2007                        1,400,000
                                                                                                                       ------------
                                                                                                                         11,886,813
===================================================================================================================================
Entertainment--2.9%                                      Intrawest Corp.:
                       B+         B1         1,950,000      9.75% due 8/15/2008                                           1,945,125
                       B+         B1         2,050,000      10.50% due 2/01/2010 (d)                                      2,132,000
                       B          B3         2,375,000   Six Flags Inc., 9.50% due 2/01/2009                              2,461,094
                                                                                                                       ------------
                                                                                                                          6,538,219
===================================================================================================================================


                                     4 & 5

                                   Corporate High Yield Fund, Inc., May 31, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                       S&P        Moody's      Face
INDUSTRIES           Ratings      Ratings     Amount                         Corporate Bonds                              Value
===================================================================================================================================
Financial Services--   CCC-       Caa3      $4,500,000   Amresco Inc., 9.875% due 3/15/2005                            $  2,587,500
2.4%                   BB+        Ba3        2,500,000   Sovereign Bancorp, 10.50% due 11/15/2006                         2,756,250
                                                                                                                       ------------
                                                                                                                          5,343,750
===================================================================================================================================
Food & Beverage--      CCC+       Caa1       3,000,000   Aurora Food Inc., 8.75% due 7/01/2008                            2,535,000
2.2%                   B-         B3         1,650,000   Del Monte Corporation, 9.25% due 5/15/2011 (f)                   1,687,125
                       NR*        C          2,600,000   Vlasic Foods International Inc., 10.25% due 7/01/2009 (b)          757,250
                                                                                                                       ------------
                                                                                                                          4,979,375
===================================================================================================================================
Foreign Government     BB-        B1         2,000,000   Republic of Brazil, 10.125% due 5/15/2027                        1,447,500
Obligations--0.6%
===================================================================================================================================
Gaming--3.5%           NR*        NR*        3,615,000   GB Property Funding Corp., 11% due 9/29/2005                     3,398,100
                       NR*        NR*          547,155   Jazz Casino Company LLC, 7.653% due 3/30/2008 (i)                  459,610
                                                         Venetian Casino/LV Sands:
                       B-         Caa1         750,000      12.25% due 11/15/2004                                           798,750
                       CCC+       Caa3       3,000,000      14.25% due 11/15/2005                                         3,150,000
                                                                                                                       ------------
                                                                                                                          7,806,460
===================================================================================================================================
Health Services--      CCC+       Caa1       4,750,000   ALARIS Medical Systems, Inc., 9.75% due 12/01/2006               3,420,000
10.6%                  CCC+       B3         3,500,000   Extendicare Health Services, 9.35% due 12/15/2007                3,010,000
                       B+         ba3          950,000   Fresenius Medical Capital Trust I, 9% due 12/01/2006               974,938
                       B+         ba3        2,050,000   Fresenius Medical Capital Trust II, 7.875% due 2/01/2008         2,021,812
                       BB         Ba3        4,000,000   ICN Pharmaceuticals Inc., 8.75% due 11/15/2008 (f)               4,080,000
                       CCC        B3         4,750,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007                    4,465,000
                       B-         B3         2,625,000   Magellan Health Services, 9% due 2/15/2008                       2,487,188
                       D          NR*        3,500,000   Mariner Post--Acute Network, 9.50% due 11/01/2007 (b)               35,000
                       NR*        Ba2        3,000,000   Quest Diagnostics Inc., 10.75% due 12/15/2006                    3,236,250
                                                                                                                       ------------
                                                                                                                         23,730,188
===================================================================================================================================
Hotels--4.8%                                             Felcor Lodging LP:
                       BB         Ba2        1,600,000      9.50% due 9/15/2008                                           1,656,000
                       BB         Ba2          350,000      9.50% due 9/15/2008 (f)                                         362,250
                       BB         Ba2        4,000,000   HMH Properties, Inc., 8.45% due 12/01/2008                       4,005,000
                       BBB-       Baa3       1,300,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                   1,284,257
                       BB         Ba2        2,500,000   Host Marriott LP, 8.375% due 2/15/2006                           2,512,500
                       BB-        Ba2        1,000,000   Meristar Hospitality Corporation, 9% due 1/15/2008 (f)           1,015,000
                                                                                                                       ------------
                                                                                                                         10,835,007
===================================================================================================================================
Independent Power      BB         Ba1        2,125,000   AES Corporation, 9.375% due 9/15/2010                            2,170,156
Producers--4.1%        BB-        Ba2        1,750,000   AES Drax Energy Ltd., 11.50% due 8/30/2010                       1,903,125
                                                         Calpine Corporation:
                       BB+        Ba1        1,500,000      8.625% due 8/15/2010                                          1,499,733
                       BB+        Ba1        1,575,000      8.50% due 2/15/2011                                           1,561,548
                       BB         Ba1        1,500,000   ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011            1,457,490
                       BB+        Ba3          500,000   Midland Funding II, 13.25% due 7/23/2006                           583,638
                                                                                                                       ------------
                                                                                                                          9,175,690
===================================================================================================================================
Industrial Services--                                    Neff Corp.:
0.9%                   CCC        Ca         3,000,000      10.25% due 6/01/2008                                          1,560,000
                       CCC        Ca           750,000      10.25% due 6/01/2008                                            390,000
                                                                                                                       ------------
                                                                                                                          1,950,000
===================================================================================================================================
Internet Transport--   C          Ca         4,350,000   PSINet Inc., 11% due 8/01/2009                                     413,250
0.2%
===================================================================================================================================
Metals & Mining--      B-         B3         3,750,000   Great Lakes Carbon Corp., 11.75% due 5/15/2008 (c)               2,212,500
2.7%                   CCC+       Caa1       4,200,000   Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003           3,801,000
                                                                                                                       ------------
                                                                                                                          6,013,500
===================================================================================================================================
Packaging--2.3%        B-         Caa1       3,275,000   Huntsman Packaging Corporation, 13% due 6/01/2010                2,423,500
                       B-         B3         1,625,000   Tekni-Plex Inc., 12.75% due 6/15/2010                            1,283,750
                       B          B3         1,500,000   US Can Corporation, 12.375% due 10/01/2010                       1,537,500
                                                                                                                       ------------
                                                                                                                          5,244,750
===================================================================================================================================
Paper & Forest         D          Caa3       3,250,000   APP China Group Ltd., 14% due 3/15/2010 (b)                        178,750
Products--3.5%         CCC+       Caa1       2,400,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (c)               2,163,000
                                                         Doman Industries Limited:
                       B          Caa1       4,000,000      8.75% due 3/15/2004                                           2,680,000
                       B+         B3         1,500,000      12% due 7/01/2004                                             1,552,500
                       B-         Caa1       1,400,000   Gaylord Container Corporation, 9.375% due 6/15/2007                980,000
                       CC         Caa3       1,500,000   Tjiwi Kimia International BV, 13.25% due 8/01/2001                 240,000
                                                                                                                       ------------
                                                                                                                          7,794,250
===================================================================================================================================
Publishing &           B-         B2         2,400,000   Advanstar Communications, 12% due 2/15/2011                      2,496,000
Printing--4.8%         B          B2         4,500,000   MDC Communications Corp., 10.50% due 12/01/2006                  4,140,000
                                                         Primedia, Inc.:
                       BB-        Ba3        2,350,000      7.625% due 4/01/2008                                          2,179,625
                       BB-        Ba3        2,000,000      8.875% due 5/15/2011 (f)                                      1,940,000
                                                                                                                       ------------
                                                                                                                         10,755,625
===================================================================================================================================
Real Estate--2.2%      BB-        Ba3        5,250,000   Forest City Enterprises Inc., 8.50% due 3/15/2008                5,046,562
===================================================================================================================================
Restaurants--1.6%      BB         Ba1        3,500,000   Tricon Global Restaurants, Inc., 8.875% due 4/15/2011            3,552,500
===================================================================================================================================
Steel--0.6%            NR*        B1         1,250,000   CSN Iron SA, 9.125% due 6/01/2007 (f)                            1,125,000
                       NR*        Ca         3,250,000   Metal Management Inc., 10% due 5/15/2008 (b)                        48,750
                       D          C          1,750,000   Republic Technologies, 13.75% due 7/15/2009                        192,500
                                                                                                                       ------------
                                                                                                                          1,366,250
===================================================================================================================================


                                     6 & 7

                                   Corporate High Yield Fund, Inc., May 31, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                       S&P        Moody's      Face
INDUSTRIES           Ratings      Ratings     Amount                     Corporate Bonds                                   Value
===================================================================================================================================
Telephony--3.9%        B-         B3        $1,750,000   Fairpoint Communications, 12.50% due 5/01/2010                $  1,583,750
                       B-         Caa1       4,500,000   GT Group Telecom, 14.398%** due 2/01/2010                        1,575,000
                       B          B2         1,750,000   Intermedia Communications Inc., 8.60% due 6/01/2008              1,719,375
                                                         Nextlink Communications Inc.:
                       B          B2         3,750,000      12.50% due 4/15/2006                                          1,912,500
                       B          B2         1,500,000      9% due 3/15/2008                                                585,000
                       B-         B3         1,700,000   Tele1 Europe BV, 13% due 5/15/2009                               1,474,750
                                                                                                                       ------------
                                                                                                                          8,850,375
===================================================================================================================================
Textiles--1.1%         B-         B3         1,550,000   Polymer Group Inc., 8.75% due 3/01/2008                            635,500
                                                         Westpoint Stevens Inc.:
                       B          Caa2       2,000,000      7.875% due 6/15/2005                                          1,010,000
                       B          Caa2       1,750,000      7.875% due 6/15/2008 (d)                                        848,750
                                                                                                                       ------------
                                                                                                                          2,494,250
===================================================================================================================================
Transportation--       NR*        Caa3       4,000,000   American Reefer Co. Ltd., 10.25% due 3/01/2008 (b)               1,355,000
6.7%                   B+         NR*        3,750,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (f)                  2,812,500
                       BB-        Ba3        4,000,000   Eletson Holdings, Inc., 9.25% due 11/15/2003                     4,020,000
                       BB-        B1         3,750,000   Sea Containers Ltd., 12.50% due 12/01/2004                       2,587,500
                       BB-        B1         3,000,000   TFM, SA de CV, 11.974%** due 6/15/2009                           2,520,000
                       B+         Ba3        1,750,000   Transportacion Maritima Mexicana, SA de CV, 9.50% due
                                                         5/15/2003                                                        1,575,000
                       NR*        NR*        1,548,185   Trism, Inc., 12% due 2/15/2005 (b)                                  77,409
                                                                                                                       ------------
                                                                                                                         14,947,409
===================================================================================================================================
Utilities--5.0%        BBB        Baa2       2,250,000   Avista Corporation, 9.75% due 6/01/2008 (f)                      2,389,340
                       BBB-       Ba2        5,028,811   Tucson Electric & Power Co., 10.211% due 1/01/2009 (d)(e)        5,702,269
                       BB-        Ba2        3,250,000   Western Resources Inc., 6.25% due 8/15/2018                      3,157,684
                                                                                                                       ------------
                                                                                                                         11,249,293
===================================================================================================================================
Waste                  NR*        Ca         4,000,000   Mid-American Waste Systems, Inc., 12.25% due 2/15/2003 (b)               0
Management--0.0%
===================================================================================================================================
Wireless               CCC        Caa1       2,750,000   Airgate PCS Inc., 12.713%** due 10/01/2009                       1,725,625
Communications--       B          B3         2,225,000   American Tower Corporation, 9.375% due 2/01/2009 (f)             2,186,063
8.1%                                                     Nextel Communications, Inc.:
                       B          B1         1,500,000      9.505%** due 10/31/2007                                       1,020,000
                       B          B1         2,300,000      9.50% due 2/01/2011 (f)                                       1,857,250
                       CCC+       B3         3,500,000   Nextel Partners Inc., 12.576%** due 2/01/2009                    2,170,000
                       B-         B3         4,675,000   Spectrasite Holdings Inc., 12.875%** due 3/15/2010               2,150,500
                       A-         B2         3,500,000   VoiceStream PCS Holdings Corp., 10.375% due 11/15/2009           3,998,750
                       B+         B1         3,000,000   Western Wireless Corp., 10.50% due 2/01/2007                     3,075,000
                                                                                                                       ------------
                                                                                                                         18,183,188
===================================================================================================================================
Wireless               B          B2         3,300,000   CTI Holdings SA, 18.086%** due 4/15/2008                         1,402,500
Communications--       NR*        NR*        3,000,000   Celcaribe SA, 14.50% due 3/15/2004                               2,160,000
International--9.2%    BBB+       Baa3       3,000,000   ClearNet Communications, 11.455%** due 5/01/2009                 2,625,000
                       B          B3         6,208,000   Comunicacion Celular SA, 14.125% due 3/01/2005 (f)               5,338,880
                       C          Ca         1,750,000   Dolphin Telecom PLC, 22.499%** due 6/01/2008                       122,500
                       B-         Caa1       5,250,000   McCaw International Ltd., 12.836%** due 4/15/2007                2,257,500
                       B-         Caa1       5,900,000   Millicom International Cellular SA, 14.113%** due 6/01/2006      5,428,000
                       CCC-       Caa1       6,125,000   Telesystem International Wireless Inc., 18.366%** due
                                                         6/30/2007                                                        1,286,250
                                                                                                                       ------------
                                                                                                                         20,620,630
===================================================================================================================================
                                                         Total Investments in Corporate Bonds
                                                         (Cost--$354,221,317)--128.3%                                   288,061,194
===================================================================================================================================

                                                Shares
                                                 Held               Common Stocks
===================================================================================================================================
Automotive--0.0%                                 3,000   Allied Signal Litigation Trust (b)                                       0
                                                 3,000   Breed Creditors Litigation Trust (b)                                     0
                                                                                                                       ------------
                                                                                                                                  0
===================================================================================================================================
Entertainment--0.5%                            171,974   On Command Corporation (b)                                       1,031,844
===================================================================================================================================
Food & Beverage--                               53,132   Aurora Food Inc. (b)(f)                                            286,381
0.1%
===================================================================================================================================
Gaming--0.5%                                   176,712   GB Holdings Inc. (Class A) (b)                                   1,060,272
                                                11,596   JCC Holding Company (b)                                             52,182
                                                                                                                       ------------
                                                                                                                          1,112,454
===================================================================================================================================
Telephony--0.1%                                 32,003   McLeodUSA Incorporated (Class A) (b)                               147,534
                                                61,644   Tele1 Europe Holding AB (ADR) (b)(h)                               188,631
                                                                                                                       ------------
                                                                                                                            336,165
===================================================================================================================================
Transportation--                               130,666   Seabulk International, Inc. (b)                                  1,008,741
0.5%                                            98,052   Trism, Inc. (b)                                                     39,221
                                                                                                                       ------------
                                                                                                                          1,047,962
===================================================================================================================================
                                                         Total Investments in Common Stocks (Cost--$9,291,006)--1.7%      3,814,806
===================================================================================================================================

                                                                                Warrants (g)
===================================================================================================================================
Entertainment--0.0%                             61,014   On Command Corporation                                              43,320
===================================================================================================================================
Packaging--0.0%                                  2,500   Pliant Corporation (f)                                                 250
===================================================================================================================================
Paper & Forest                                   3,250   APP China Group Ltd. (f)                                               325
Products--0.0%
===================================================================================================================================
Steel--0.0%                                      1,750   Republic Technologies                                                   17
===================================================================================================================================
Supermarkets--0.0%                               3,745   Grand Union Co.                                                          4
===================================================================================================================================


                                     8 & 9

                                   Corporate High Yield Fund, Inc., May 31, 2001

                                                                 (in US dollars)
SCHEDULE OF INVESTMENTS (concluded)

                                                Shares
INDUSTRIES                                       Held                           Warrants (g)                            Value
===================================================================================================================================
Telephony--0.1%                                  4,500   GT Group Telecom (f)                                          $    141,606
===================================================================================================================================
Wireless                                         6,208   Comunicacion Celular SA                                             12,416
Communications--
International--0.0%
===================================================================================================================================
                                 Total Investments in Warrants (Cost--$899,745)--0.1%                                       197,938
===================================================================================================================================
                                 Total Investments (Cost--$364,412,068)--130.1%                                         292,073,938

                                 Liabilities in Excess of Other Assets--(30.1%)                                         (67,569,146)
                                                                                                                       ------------
                                 Net Assets--100.0%                                                                    $224,504,792
                                                                                                                       ============
===================================================================================================================================

  * Not Rated.
 ** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(a) Each $1,000 face amount contains one warrant of Australis Media Ltd.
(b) Non-income producing security.
(c) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(d) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $8,683,000, representing 3.9% of net assets.

    --------------------------------------------------------------------------------------------------------------------------------
                                                                        Acquisition
    Issue                                                                  Date(s)                  Cost                     Value
    --------------------------------------------------------------------------------------------------------------------------------
    Intrawest Corp., 10.50% due 2/01/2010                                2/28/2001              $ 2,138,458              $ 2,132,000
    Tucson Electric & Power Co., 10.211% due 1/01/2009                   6/25/1993-
                                                                         7/28/1993                4,725,128                5,702,269
    Westpoint Stevens Inc., 7.875% due 6/15/2008                         8/25/2000                1,511,563                  848,750
    --------------------------------------------------------------------------------------------------------------------------------
    Total                                                                                       $ 8,375,149              $ 8,683,019
                                                                                                ===========              ===========
    --------------------------------------------------------------------------------------------------------------------------------

(e) Subject to principal paydowns.
(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(h) American Depositary Receipts.
(i) Floating rate note.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

    See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of May 31, 2001
===================================================================================================================================
Assets:        Investments, at value (identified cost--$364,412,068) ................................                  $292,073,938
               Cash .................................................................................                       271,006
               Receivables:
                  Interest ..........................................................................   $ 7,662,791
                  Securities sold ...................................................................       650,000       8,312,791
                                                                                                        -----------
               Prepaid expenses and other assets ....................................................                       120,321
                                                                                                                       ------------
               Total assets .........................................................................                   300,778,056
                                                                                                                       ------------
===================================================================================================================================
Liabilities:   Loans ................................................................................                    75,800,000
               Payables:
                  Interest on loans .................................................................       319,703
                  Investment adviser ................................................................       104,404         424,107
                                                                                                        -----------
               Accrued expenses and other liabilities ...............................................                        49,157
                                                                                                                       ------------
               Total liabilities ....................................................................                    76,273,264
                                                                                                                       ------------
===================================================================================================================================
Net Assets:    Net assets ...........................................................................                  $224,504,792
                                                                                                                       ============
===================================================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized ..........................                  $  2,433,753
               Paid-in capital in excess of par .....................................................                   337,918,077
               Undistributed investment income--net .................................................                     3,915,578
               Accumulated realized capital losses on investments--net ..............................                   (44,715,482)
               Accumulated distributions in excess of realized capital gains on investments--net ....                    (2,709,004)
               Unrealized depreciation on investments--net ..........................................                   (72,338,130)
                                                                                                                       ------------
               Total--Equivalent to $9.22 per share based on 24,337,526 shares of capital stock
               outstanding (market price--$9.66) ....................................................                  $224,504,792
                                                                                                                       ============
===================================================================================================================================

               See Notes to Financial Statements.


                                    10 & 11

                                   Corporate High Yield Fund, Inc., May 31, 2001

STATEMENT OF OPERATIONS

                                For the Year Ended May 31, 2001
===================================================================================================================================
Investment Income:              Interest and discount earned ......................................                    $ 37,582,255
                                Dividends .........................................................                          63,425
                                Other .............................................................                         389,033
                                                                                                                       ------------
                                Total income ......................................................                      38,034,713
                                                                                                                       ------------
===================================================================================================================================
Expenses:                       Loan interest expense .............................................    $ 5,265,095
                                Investment advisory fees ..........................................      1,586,262
                                Borrowing costs ...................................................        173,011
                                Accounting services ...............................................         74,296
                                Transfer agent fees ...............................................         65,103
                                Professional fees .................................................         52,700
                                Directors' fees and expenses ......................................         43,001
                                Printing and shareholder reports ..................................         36,646
                                Listing fees ......................................................         20,652
                                Custodian fees ....................................................         20,484
                                Pricing services ..................................................         15,600
                                Other .............................................................          4,517
                                                                                                       -----------
                                Total expenses ....................................................                       7,357,367
                                                                                                                       ------------
                                Investment income--net ............................................                      30,677,346
                                                                                                                       ------------
===================================================================================================================================
Realized &                      Realized loss on investments--net .................................                     (19,112,082)
Unrealized Loss on              Change in unrealized depreciation on investments--net .............                      (7,841,261)
Investments--Net:                                                                                                      ------------
                                Net Increase in Net Assets Resulting from Operations ..............                    $  3,724,003
                                                                                                                       ============
===================================================================================================================================

                                See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the Year Ended May 31,
                                                                                                       ----------------------------
                Increase (Decrease) in Net Assets:                                                         2001            2000
===================================================================================================================================
Operations:     Investment income--net ............................................................    $ 30,677,346    $ 31,209,629
                Realized loss on investments--net .................................................     (19,112,082)    (12,132,813)
                Change in unrealized depreciation on investments--net .............................      (7,841,261)    (29,727,024)
                                                                                                       ------------    ------------
                Net increase (decrease) in net assets resulting from operations ...................       3,724,003     (10,650,208)
                                                                                                       ------------    ------------
===================================================================================================================================
Dividends to    Dividends to shareholders from investment income--net .............................     (30,941,574)    (31,792,010)
Shareholders:                                                                                          ------------    ------------
===================================================================================================================================
Capital Stock   Value of shares issued to Common Stock shareholders in reinvestment of dividends ..       2,634,312       1,263,270
Transactions:                                                                                          ------------    ------------
===================================================================================================================================
Net Assets:     Total decrease in net assets ......................................................     (24,583,259)    (41,178,948)
                Beginning of year .................................................................     249,088,051     290,266,999
                                                                                                       ------------    ------------
                End of year* ......................................................................    $224,504,792    $249,088,051
                                                                                                       ============    ============
===================================================================================================================================
               *Undistributed investment income--net ..............................................    $  3,915,578    $  3,479,013
                                                                                                       ============    ============
===================================================================================================================================

                See Notes to Financial Statements.


STATEMENT OF CASH FLOWS

                             For the Year Ended May 31, 2001
===================================================================================================================================
Cash Provided by             Net increase in net assets resulting from operations .................................   $   3,724,003
Operating Activities:        Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                                Decrease in receivables ...........................................................         262,972
                                Increase in other assets ..........................................................         (26,014)
                                Decrease in other liabilities .....................................................        (664,250)
                                Realized and unrealized loss on investments--net ..................................      26,953,343
                                Amortization of discount ..........................................................      (7,649,089)
                                                                                                                      -------------
                             Net cash provided by operating activities ............................................      22,600,965
                                                                                                                      -------------
===================================================================================================================================
Cash Provided by             Proceeds from sales of long-term investments .........................................     181,983,968
Investing Activities:        Purchases of long-term investments ...................................................    (170,209,683)
                             Purchases of short-term investments ..................................................    (106,125,878)
                             Proceeds from sales and maturities of short-term investments .........................     106,322,000
                                                                                                                      -------------
                             Net cash provided by investing activities ............................................      11,970,407
                                                                                                                      -------------
===================================================================================================================================
Cash Used for                Cash receipts from borrowings ........................................................     123,100,000
Financing Activities:        Cash payments on borrowings ..........................................................    (128,600,000)
                             Dividend paid to shareholders ........................................................     (28,801,513)
                                                                                                                      -------------
                             Net cash used for financing activities ...............................................     (34,301,513)
                                                                                                                      -------------
===================================================================================================================================
Cash:                        Net increase in cash .................................................................         269,859
                             Cash at beginning of year ............................................................           1,147
                                                                                                                      -------------
                             Cash at end of year ..................................................................   $     271,006
                                                                                                                      =============
===================================================================================================================================
Cash Flow                    Cash paid for interest ...............................................................   $   5,409,889
Information:                                                                                                          =============
===================================================================================================================================
Non-Cash Financing           Reinvestment of dividends paid to shareholders .......................................   $   2,634,312
Activities:                                                                                                           =============
===================================================================================================================================

                             See Notes to Financial Statements.


                                    12 & 13

                                   Corporate High Yield Fund, Inc., May 31, 2001

FINANCIAL HIGHLIGHTS

               The following per share data and ratios have been derived
               from information provided in the financial statements.                         For the Year Ended May 31,
                                                                               ----------------------------------------------------
               Increase (Decrease) in Net Asset Value:                            2001      2000       1999       1998       1997
===================================================================================================================================
Per Share      Net asset value, beginning of year .........................    $  10.35   $  12.12   $  13.95   $  13.74   $  13.68
Operating                                                                      --------   --------   --------   --------   --------
Performance:   Investment income--net+ ....................................        1.27       1.30       1.41       1.42       1.44
               Realized and unrealized gain (loss) on investments--net ....       (1.12)     (1.75)     (1.71)       .25        .08
                                                                               --------   --------   --------   --------   --------
               Total from investment operations ...........................         .15       (.45)      (.30)      1.67       1.52
                                                                               --------   --------   --------   --------   --------
               Less dividends and distributions:
                 Investment income--net ...................................       (1.28)     (1.32)     (1.42)     (1.46)     (1.46)
                 In excess of realized gain on investments--net ...........          --         --       (.11)        --         --
                                                                               --------   --------   --------   --------   --------
               Total dividends and distributions ..........................       (1.28)     (1.32)     (1.53)     (1.46)     (1.46)
                                                                               --------   --------   --------   --------   --------
               Net asset value, end of year ...............................    $   9.22   $  10.35   $  12.12   $  13.95   $  13.74
                                                                               ========   ========   ========   ========   ========
               Market price per share, end of year ........................    $   9.66   $   9.25   $12.1875   $14.1875   $ 14.125
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Total          Based on market price per share ............................      19.36%    (13.82%)    (2.82%)    11.33%     17.44%
Investment                                                                     ========   ========   ========   ========   ========
Return:*       Based on net asset value per share .........................       1.81%     (3.04%)    (1.71%)    12.53%     11.69%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios to      Expenses, excluding interest expense .......................        .88%       .91%       .88%       .64%       .66%
Average                                                                        ========   ========   ========   ========   ========
Net Assets:    Expenses ...................................................       3.10%      2.88%      2.65%      1.45%      1.27%
                                                                               ========   ========   ========   ========   ========
               Investment income--net .....................................      12.93%     11.34%     11.22%      8.71%      9.43%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Leverage:      Amount of borrowings outstanding, end of year (in thousands)    $ 75,800   $ 81,300   $ 88,600   $ 70,300   $ 28,000
                                                                               ========   ========   ========   ========   ========
               Average amount of borrowings outstanding during the year
               (in thousands) .............................................    $ 80,709   $ 89,162   $ 93,258   $ 52,080   $ 36,667
                                                                               ========   ========   ========   ========   ========
               Average amount of borrowings outstanding per share during
               the year ...................................................    $   3.34   $   3.71   $   3.93   $   2.26   $   1.64
                                                                               ========   ========   ========   ========   ========
====================================================================================================================================
Supplemental   Net assets, end of year (in thousands) .....................    $224,505   $249,088   $290,267   $326,929   $312,909
Data:                                                                          ========   ========   ========   ========   ========
               Portfolio turnover .........................................      54.65%     51.50%     48.80%     55.42%     52.91%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+ Based on average shares outstanding.

  See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol COY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures


                                    14 & 15

                                   Corporate High Yield Fund, Inc., May 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective June 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $2,446,777 increase to the cost of securities and a corresponding $2,446,777 decrease to net unrealized depreciation, based on debt securities held as of May 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to post-October losses.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $700,793 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

For the year ended May 31, 2001, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $1,352 for security price quotations to compute the net asset value of the Fund.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended May 31, 2001, the Fund reimbursed FAM an aggregate of $40,095 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2001 were $170,170,970 and $180,965,182, respectively.

Net realized losses for the year ended May 31, 2001 and net unrealized losses as of May 31, 2001 were as follows:

-------------------------------------------------------------------------------
                                                       Realized      Unrealized
                                                        Losses         Losses
-------------------------------------------------------------------------------
Long-term investments ...........................   $(19,112,082)  $(72,338,130)
                                                    ------------   ------------
Total ...........................................   $(19,112,082)  $(72,338,130)
                                                    ============   ============
-------------------------------------------------------------------------------

As of May 31, 2001, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $73,268,672 of which $9,348,497 related to appreciated securities and $82,617,169 related to depreciated securities. The aggregate cost of investments at May 31, 2001 for Federal income tax purposes was $365,342,610.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended May 31, 2001 and May 31, 2000 increased by 275,312 and 106,248, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On August 10, 1999, the Fund extended its one-year credit agreement with State Street Bank and Trust Company, Fleet National Bank and certain other institutions party thereto. The agreement provided for a $150,000,000 credit facility bearing interest at the Federal Funds rate plus .50% and/or LIBOR plus
 .50%.

On July 6, 2000, the Fund entered into a one-year $140,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). This agreement replaced the credit agreement the Fund had extended on August 10, 1999. Under the revolving credit and security agreement, the Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or
(ii) the issuance of commercial paper notes by certain Lenders at rates of interest based upon the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the year ended May 31, 2001, the average amount borrowed was approximately $80,709,000 and the daily weighted average interest rate was 6.52%. For the year ended May 31, 2001, facility and commitment fees aggregated approximately $173,000.

6. Capital Loss Carryforward:

At May 31, 2001, the Fund had a net capital loss carryforward of approximately $31,032,000, of which $8,611,000 expires in 2007, $6,560,000 expires in 2008 and
$15,861,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On June 7, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.098559 per share, payable on June 29, 2001 to shareholders of record as of June 19, 2001.


                                    16 & 17

                                   Corporate High Yield Fund, Inc., May 31, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Corporate High Yield Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund, Inc. as of May 31, 2001, the related statements of operations and cash flows for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund, Inc. as of May 31, 2001, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
July 13, 2001

PORTFOLIO INFORMATION (unaudited)

                                                                                                                    Percent of Total
                       As of May 31, 2001                                                                      Long-Term Investments
====================================================================================================================================
Ten Largest Holdings   Nextel Communications,        Nextel offers digital and analog wireless communications
                       Inc.                          services throughout the United States. The company's
                                                     digital service includes cellular, paging and 2-way
                                                     radio. Our holdings include bonds of affiliate McCaw
                                                     International Ltd. and 32% owned Nextel Partners.                          2.5%
                       -------------------------------------------------------------------------------------------------------------
                       HMH Properties, Inc.          HMH, a wholly-owned subsidiary of Host Marriott
                                                     Corporation, owns or holds controlling interests in 69
                                                     full-service lodging properties. The properties are
                                                     generally operated under the Marriott and Ritz-Carlton
                                                     brand names. Host Marriott manages most of the
                                                     properties for fees based on revenues or operating
                                                     profit.                                                                    2.2
                       -------------------------------------------------------------------------------------------------------------
                       Tucson Electric & Power Co.   This electric utility serves Tucson, Arizona and
                                                     surrounding areas. Our bonds are secured lease
                                                     obligation bonds on the company's Springerville
                                                     coal-fired power generation plant.                                         1.9
                       -------------------------------------------------------------------------------------------------------------
                       Millicom International        Millicom International develops and operates cellular
                       Cellular SA                   telephone systems worldwide. The company has interest in
                                                     33 cellular systems in 20 countries, primarily in
                                                     emerging markets in Asia, Latin America, Europe and
                                                     Africa.                                                                    1.9
                       -------------------------------------------------------------------------------------------------------------
                       Comunicacion Celular SA       Comcel is a cellular telephone company located in
                       (Comcel)                      Colombia. The company is jointly owned by Bell Canada,
                                                     SBC Communications and Telefonos de Mexico.                                1.8
                       -------------------------------------------------------------------------------------------------------------
                       Forest City Enterprises Inc.  Forest City is a diversified real estate developer. The company develops, acquires, owns and manages commercial
                                                     and residential real estate projects in 21 states and
                                                     the District of Columbia.                                                  1.7
                       -------------------------------------------------------------------------------------------------------------
                       L-3 Communications Corp.      The company is a supplier of secure communications
                                                     systems, avionics, telemetry, instrumentation and other
                                                     communications and support services. Customers include
                                                     aerospace contractors and the United States military and
                                                     federal agencies.                                                          1.7
                       -------------------------------------------------------------------------------------------------------------
                       Kinetic Concepts, Inc.        Kinetic Concepts manufactures, sells and rents specialty
                                                     hospital beds and specialty mattress overlays as well as
                                                     non-invasive medical devices. Specialty beds include
                                                     bariatric beds and medical devices include the Vac wound
                                                     care system.                                                               1.5
                       -------------------------------------------------------------------------------------------------------------
                       NTL Inc.                      NTL provides communications services to residential,
                                                     business and wholesale customers. The company offers
                                                     residential telephony, cable television and Internet
                                                     access services. NTL also provides national and
                                                     international telecommunications, and satellite and
                                                     radio communications. We hold bonds of International
                                                     Cabletel, renamed NTL Inc. and wholly-owned Diamond
                                                     Cable.                                                                     1.5
                       -------------------------------------------------------------------------------------------------------------
                       Doman Industries Limited      Doman is an integrated Canadian producer of lumber and
                                                     pulp. The company grows and harvests timber and sells
                                                     lumber, including remanufactured value-added lumber.
                                                     Doman produces both dissolving sulphite pulp and NBSK
                                                     pulp. Based in British Columbia, Doman exports a
                                                     significant amount of its output.                                          1.5
                       -------------------------------------------------------------------------------------------------------------

Portfolio Profile

The quality ratings* of securities in the Fund as of May 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                  Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa ..............................................................      3.8%
BB/Ba ................................................................     32.3
B/B ..................................................................     53.4
CCC/Caa or Lower .....................................................     10.5
--------------------------------------------------------------------------------
* In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings ...............................................     27.5%
Emerging Market Holdings .............................................      9.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Portfolio Maturity                                            5.88 Years
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada ...............................................................      6.2%
United Kingdom .......................................................      4.7
Brazil ...............................................................      2.6
Argentina ............................................................      2.5
Mexico ...............................................................      2.0
--------------------------------------------------------------------------------
* All holdings are denominated in US dollars.

--------------------------------------------------------------------------------
                                                                      Percent of
Top Five Industries                                                 Total Assets
--------------------------------------------------------------------------------
Health Services ......................................................      7.9%
Wireless Communications--International ...............................      6.9
Cable--International .................................................      6.1
Wireless Communications ..............................................      6.0
Chemicals ............................................................      5.8
--------------------------------------------------------------------------------


                                    18 & 19

[LOGO] Merrill Lynch  Investment Managers

                     [GRAPHICS OMITTED]

Corporate High Yield Fund, Inc. seeks to provide shareholders with as high a level of current income as is consistent with reasonable risk, as determined by the Fund's investment adviser, by investing principally in fixed-income securities that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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